UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2007
NAVARRE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7400 49th Avenue North, New Hope, MN 55428
(Address of principal executive offices)

Registrant’s telephone number, including area code: (763) 535-8333

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Form of First Amendment and Limited Waiver
Limited Waiver to Credit Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement
     As is discussed in that certain Current Report on Form 8-K filed by Navarre Corporation (the “Company”) on May 14, 2007, the Company and its wholly-owned subsidiary, Navarre Entertainment Media, Inc. (“NEM”), entered into a Purchase and Sale Agreement to sell 100% of the outstanding capital stock of NEM to Koch Entertainment LP for $6.5 million in cash, plus the assignment to the Company at closing of the trade receivables of NEM, subject to the completion of certain customary closing conditions (the “Transaction”).
     On May 30, 2007, the Company entered into a First Amendment and Limited Waiver with Respect to Fourth Amended and Restated Credit Agreement with General Electric Capital Corporation waiving certain covenants in the Company’s credit facility that otherwise would have prohibited it from consummating the Transaction. On May 30, 2007, the Company also entered into a Limited Waiver to Credit Agreement with Monroe Capital Advisors, LLC waiving certain covenants in the Company’s credit facility that otherwise would have prohibited it from consummating the Transaction.
     The discussion herein regarding the amendment and waivers with respect to the Company’s credit facilities is qualified in its entirety by reference to the Limited Waiver with Respect to Fourth Amended and Restated Credit Agreement by and among Navarre Corporation and General Electric Capital Corporation attached hereto as Exhibit 10.1, and by reference to the Limited Waiver to Credit Agreement by and among Navarre Corporation and Monroe Capital Advisors, LLC attached hereto as Exhibit 10.2.
Item 8.01 Other Events
     As is described in Item 1.01 above, completion of the Transaction was subject to certain customary closing conditions. These conditions were satisfied and the Transaction closed on May 31, 2007.
     On May 31, 2007, the Company issued a press release announcing the completion of the Transaction. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed with this document:

Exhibit
10.1	Form of First Amendment and Limited Waiver with Respect to Fourth Amended and Restated Credit Agreement by and among Navarre Corporation and General Electric Capital Corporation dated May 30, 2007
10.2	Limited Waiver to Credit Agreement by and among Navarre Corporation and Monroe Capital Advisors, LLC dated May 30, 2007
99.1	Press Release issued by Navarre Corporation, dated May 31, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: May 31, 2007	By:	/s/ J. Reid Porter
		Name:	J. Reid Porter
		Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of First Amendment and Limited Waiver with Respect to Fourth Amended and Restated Credit Agreement by and among Navarre Corporation and General Electric Capital Corporation dated May 30, 2007
10.2	Limited Waiver to Credit Agreement by and among Navarre Corporation and Monroe Capital Advisors, LLC dated May 30, 2007
99.1	Press Release issued by Navarre Corporation, dated May 31, 2007